Exhibit 8.1

Details of subsidiaries as at October 31, 2018 are provided below

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
1	Attachmate Australasia Pty Limited	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

2	Attachmate Group Australia Pty Limited	Australia	Ordinary Shares	Sale and support of software	1

3	Autonomy Australia Pty Limited	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

4	Autonomy Systems Australia Pty Limited	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

5	Borland Australia Pty Limited	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

6	Entco Australia Pty Limited	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

7	Micro Focus Australia Pty Ltd (formerly Entcorp Australia Pty Limited)	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

8	Micro Focus Pty Limited	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

9	Serena Software Pty Limited	Australia	Ordinary Shares AU$1.00	Sale and support of software	1

10	Borland Entwicklung GmbH	Austria	Registered capital	Development of software	2

11	Autonomy Belgium BVBA	Belgium	Ordinary Shares	Sale and support of software	3

12	Micro Focus Belgium BV (formerly Entco Belgium BVBA)	Belgium	Ordinary Shares	Sale and support of software	3

13	Micro Focus Srl (formerly Micro Focus SPRL)	Belgium	Ordinary Shares	Sale and support of software	4

14	Borland Latin America Ltda	Brazil	Quota RS$1.00	Sale and support of software	5

15	Cambridge Technology Partners do Brasil s.c. Ltda	Brazil	Quota RS$1.00	Dormant	5

16	Micro Focus Brasil Serviços de Tecnologia Ltda (formerly Entco Brasil Serviços de Tecnologia Ltda)	Brazil	Quota RS$1.00	Sale and support of software	5

17	Micro Focus Programmeação de Computadores Ltda	Brazil	Quota RS$1.00	Sale and support of software	5

18	Peregrinne Systems do Brasil Limitada	Brazil	Quota RS$1.00	Sale and support of software	6

19	Serena Software Do Brasil Ltda	Brazil	Quota RS$1.00	Sale and support of software	7

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
20	Verity Worldwide Limited	British Virgin Islands	Ordinary Shares US$50,000.00	Sale and support of software	8

21	Micro Focus APM Solutions Limited (EOOD)	Bulgaria	Ordinary Shares BGN1,000.00	Development of software	9

22	Micro Focus Bulgaria EOOD (formerly Entco Bulgaria EOOD)	Bulgaria	Ordinary Shares BGN1.00	Sale and support of software	10

23	Autonomy Systems (Canada) Limited	Canada	Class A Common Stock	Sale and support of software	11

24	Borland Canada Software ULC	Canada	Common Shares	Dormant	12

25	Entcorp Canada, Inc.	Canada	Common Stock	Sale and support of software	13

26	GWAVA ULC (formerly GWAVA Inc.)	Canada	Common Stock	Holding Company	12

27	Interset Software Inc.	Canada	Class A Preferred Shares Class B Preferred Shares Class B-1 Preferred Shares Class B-2 Preferred Shares Common Shares	Sale and support of software	14

28	Micro Focus (Canada) ULC	Canada	Common Shares	Development, sale and support of software	12

29	Micro Focus Acquisition ULC	Canada	Common Shares	Holding Company	15

30	Micro Focus Software (Canada), ULC	Canada	Common Shares	Sale and support of software	16

31	Micro Focus Software Solutions Canada Co. / Solutions Logiciels Micro Focus Canada Cie. (formerly Entco Software Canada Co. Logiciels Entco Canada Cie)	Canada	Common Shares	Sale and support of software	17

32	NetManage Canada ULC	Canada	Common Shares	Dormant	12

33	Entco Bellatrix HoldCo	Cayman Islands	Ordinary Shares US$1.00	Sale and support of software	18

34	Entco Capital Co	Cayman Islands	Ordinary Shares US$1.00	Sale and support of software	18

35	Entco Investment Co	Cayman Islands	Ordinary Shares US$1.00	Sale and support of software	18

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
36	Micro Focus International Limited	Cayman Islands	Class A Ordinary Shares US$0.00001 Class B Ordinary Shares US$0.00001 Class C Ordinary Shares US$0.00001 Class L Ordinary Shares US$0.00001	Dormant	18

37	Micro Focus IP Limited	Cayman Islands	Class A Ordinary Shares €0.01 Class B Preferred Redeemable Shares €0.01	Holding Company	18

38	Entco Marigalante Limited	Cayman Islands	Ordinary Shares US$1.00	Sale and support of software	18

39	Autonomy Systems (Beijing) Limited Company	China	Registered Capital	Sale and support of software	19

40	Borland Software Corporation Beijing Representative Office	China	Branch	In liquidation	104

41	Shanghai Entco Software Technology Co., Limited	China	Registered Capital	Sale and support of software	20

42	Shanghai Entco Software Technology Co., Limited, Beijing Branch	China	Branch	Sale and support of software	21

43	Shanghai Entco Software Technology Co., Limited, Chongqing Branch	China	Branch	Sale and support of software	22

44	Shanghai Entco Software Technology Co., Limited, Shenzhen Branch	China	Branch	Sale and support of software	23

45	Singapore Micro Focus Pte Ltd Shanghai Representative Office	China	Branch	Sale and support of software	24

46	UK Micro Focus Limited Beijing Representative Office	China	Branch	Sale and support of software	25

47	Micro Focus CentroAmerica CAC Limiteda (formerly Entco CentroAmerica CAC Limitada)	Costa Rica	Quota CRC1,000.00	Sale and support of software	26

48	Micro Focus Costa Rica Limiteda (formerly Entco Costa Rica Limitada)	Costa Rica	Quota CRC1,000.00	Sale and support of software	26

49	NetIQ Software International Limited	Cyprus	Ordinary Shares of C£1.00	Dormant	103

50	Micro Focus Czechia s.r.o (formerly Entco Czechia, s.r.o.)	Czech Republic	Registered Capital	Sale and support of software	27

51	NOVL Czech s.r.o.	Czech Republic	Registered Capital	Dormant	28

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
52	Micro Focus Denmark, filial af Micro Focus AS, Norge (Branch)	Denmark	Branch	Sale and support of software	29

53	Micro Focus Software Denmark ApS (formerly Entco Denmark ApS)	Denmark	Ordinary Shares DKK1.00	Sale and support of software	29

54	Attachmate Middle East LLC	Egypt	Cash Shares LE100.00	In liquidation	105

55	Micro Focus AS, Filial i Finland (Branch)	Finland	Branch	Sale and support of software	30

56	Attachmate Group France SARL	France	Ordinary Shares €16.00	Sale and support of software	31

57	Borland (France) Sarl	France	Ordinary Shares €15.25	Sale and support of software	31

58	Cobol-IT, SAS	France	Ordinary Shares €1.00	Sale and support of software	31

59	Micro Focus France SAS (formerly Entco France SAS)	France	Ordinary Shares €1.00	Sale and support of software	32

60	Micro Focus SAS	France	Ordinary Shares €10.00	Sale and support of software	31

61	Attachmate Group Germany GmbH	Germany	Ordinary Shares €191,000.00	Sale and support of software	33

62	Borland GmbH	Germany	Ordinary Shares €49,500.00 Ordinary Shares €450,000.00 Ordinary Shares €100,000.00 Ordinary Shares €500.00	Dormant	33

63	GWAVA EMEA GmbH	Germany	Registered Capital	Sale and support of software	34

64	Micro Focus Deutschland GmbH (formerly Entco Deutschland GmbH)	Germany	Registered Capital	Sale and support of software	35

65	Micro Focus GmbH	Germany	Registered Capital	Sale and support of software	33

66	Novell Holdings Deutschland GmbH	Germany	Registered Capital	Holding Company	36

67	Serena Software GmbH	Germany	Registered Capital	Sale and support of software	37

68	Attachmate (Hong Kong) Limited	Hong Kong	Ordinary Shares HK$1.00	Dormant	38

69	Borland (H.K.) Limited	Hong Kong	Ordinary Shares HK$1.00	Dormant	38

70	EntCorp Hong Kong Limited	Hong Kong	Ordinary Shares HK$1.00	Sale and support of software	39

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
71	Micro Focus Limited Hong Kong (Branch)	Hong Kong	Branch	Sale and support of software	38

72	Micro Focus Software HK Limited (formerly Attachmate Group Hong Kong Limited)	Hong Kong	Ordinary Shares HK$10.00	Sale and support of software	38

73	NetIQ Asia Ltd.	Hong Kong	Ordinary Shares HK$1.00	Dormant	38

74	Autonomy Software Asia Private Limited	India	Equity Shares INR10.00	Sale and support of software	40

75	Borland Software India Private Limited	India	Equity Shares INR10.00	Dormant	41

76	Entco IT Services Private Limited	India	Equity Shares INR10.00	Sale and support of software	42

77	Interwoven, Inc., India Branch	India	Branch	Sale and support of software	43

78	Micro Focus India Private Limited	India	Equity Shares INR10.00	Support of software	41

79	Micro Focus Software India Private Limited	India	Equity Shares INR10.00	Development, sale and support of software	41

80	Micro Focus Software Solutions Private Limited (formerly Entco Software India Private Limited)	India	Equity Shares INR10.00	Sale and support of software	44

81	Novell India Private Ltd.	India	Equity Shares INR10.00	Dormant	45

82	Relativity Technologies Private Limited	India	Equity Shares INR10.00	Sale and support of software	41

83	Attachmate Ireland Limited	Ireland	Ordinary Shares €1.27	Sale and support of software	46

84	Entsoft Holding Ireland Unlimited Company	Ireland	Ordinary Shares US$1.00	Holding Company	46

85	Micro Focus (IP) Ireland Limited	Ireland	Ordinary Shares US$1.00	Dormant	47

86	Micro Focus (Ireland 1) Limited (formerly SUSE Linux Holdings Limited)	Ireland	Ordinary Shares US$1.00	Holding Company	47

87	Micro Focus (Ireland 2) Limited (formerly SUSE Linux Ireland Limited)	Ireland	Ordinary Shares US$1.00	Dormant	47

88	Micro Focus Finance Ireland Limited	Ireland	Ordinary Shares US$1.00	Holding Company	48

89	Micro Focus Galway Limited (formerly Entsoft Galway Limited	Ireland	Ordinary Shares €1.00	Sale and support of software	46

90	Micro Focus Group Holdings Unlimited Company	Ireland	Ordinary Shares €1.00	Holding Company	47

91	Micro Focus International Holdings Limited	Ireland	Ordinary Shares €1.00	Holding Company	47

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
92	Micro Focus Ireland Limited	Ireland	Ordinary Shares €1.00	Development, sale and support of software	47

93	Micro Focus Software (Ireland) Limited	Ireland	Ordinary Shares €1.25 Ordinary Shares US$1.00	Development, sale and support of software	48

94	Micro Focus Software Solutions Ireland Limited (formerly Entsoft Ireland Limited)	Ireland	Ordinary Shares €1.00	Sale and support of software	46

95	NetIQ Europe Limited	Ireland	Ordinary Shares €1.00	Sale and support of software	46

96	NetIQ Ireland Limited	Ireland	Ordinary Shares €1.00	Holding Company	47

97	Novell Cayman Software International Unlimited Company	Ireland	Ordinary Shares US$1.00	Holding Company	47

98	Novell Cayman Software Unlimited Company	Ireland	Ordinary Shares US$1.00	Holding Company	47

99	Novell Ireland Real Estate Unlimited Company	Ireland	Ordinary Shares €1.25 A Ordinary Shares €1.25	Holding Company	47

100	Novell Software International Limited	Ireland	Ordinary Shares US$1.00	Holding Company	47

101	Micro Focus Interactive Israel Ltd (formerly Entco Interactive (Israel) Limited)	Israel	Ordinary Shares of NIS1.00	Sale and support of software	49

102	Micro Focus Israel Limited	Israel	Ordinary Shares NIS1.00	Development and support of software	50

103	Micro Focus Software Israel Ltd (formerly Entcorp Software Israel Limited)	Israel	Ordinary Shares NIS1.00	Sale and support of software	49

104	N.Y. NetManage (Yerushalayim) Ltd	Israel	Ordinary Shares NIS1.00	Dormant	51

105	Novell Israel Software International Limited	Israel	Ordinary Shares NIS1.00	In liquidation	106

106	Enterprise Corp Italiana S.r.l.	Italy	Registered Capital	Sale and support of software	52

107	Micro Focus Italiana S.r.l. (formerly Entco Italiana Srl	Italy	Registered Capital	Sale and support of software	53

108	Micro Focus Srl	Italy	Registered Capital	Sale and support of software	53

109	Serena Software Europe Limited - Italy Branch	Italy	Branch	Sale and support of software	53

110	Verity Italia S.r.l.	Italy	Registered Capital	Sale and support of software	54

111	Entcorp Japan K.K.	Japan	Ordinary Shares	Sale and support of software	55

112	Micro Focus Enterprise Ltd	Japan	Ordinary Shares	Sale and support of software	56

113	Micro Focus LLC (formerly Micro Focus KK)	Japan	Interest in capital	Sale and support of software	56

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
114	Novell Japan, Ltd	Japan	Common Stock	Sale and support of software	56

115	Serena Software Japan LLC (formerly Serena Software Japan KK)	Japan	Interest in Capital	Sale and support of software	56

116	Micro Focus Korea Limited	South Korea	Units KRW5000	Sale and support of software	57

117	Serena Software Europe Limited - Korea Branch	South Korea	Branch	Sale and support of software	58

118	Micro Focus Finance S.à r.l.	Luxembourg	Ordinary Shares US$1.00	In liquidation	59

119	Micro Focus Luxembourg S.à r.l. (formerly Entco Luxembourg Sarl)	Luxembourg	Ordinary Shares	Sale and support of software	59

120	Minerva Finance S.à r.l.	Luxembourg	Ordinary Shares US$1.00	In liquidation	59

121	Verity Luxembourg S.à r.l.	Luxembourg	Ordinary Shares €25.00	Sale and support of software	60

122	Micro Focus Malaysia Sdn. Bhd. (formerly Entco Software Malaysia Sdn. Bhd.)	Malaysia	Ordinary Shares RM1,000.00	Sale and support of software	61

123	Novell Corporation (Malaysia) Sdn. Bhd.	Malaysia	Ordinary Shares RM1.00	Sale and support of software	62

124	Micro Focus International Mexico, S. de R.L. de C.V. (formerly Entco México, S. de R.L. de C.V. )	Mexico	Equity Interest Quota MXN1.00	Sale and support of software	63

125	Micro Focus Limited Mexico (Branch)	Mexico	Branch	Sale and support of software	64

126	Micro Focus Software Mexico, S. De R.L. De C.V. (formerly Entco Software México, S. de R.L. de C.V.)	Mexico	Equity Interest Quota MXN1.00	Sale and support of software	63

127	Micro Focus Software Solutions Mexico, S. de R.L. de C.V. (formerly Entcorp Software México, S. de R.L. de C.V.)	Mexico	Equity Interest Quota MXN1.00	Sale and support of software	63

128	Attachmate Group Netherlands B.V.	Netherlands	Ordinary Shares €100.00	Sale and support of software	65

129	Authasas Advanced Authentication B.V.	Netherlands	Ordinary Shares €1.00	Dormant	65

130	Authasas B.V	Netherlands	Ordinary Shares A €1.00 Ordinary Shares B €1.00	Sale and support of software	65

131	Autonomy HoldCo B.V.	Netherlands	Ordinary Shares US$100.00	Sale and support of software	65

132	Autonomy Netherlands BV	Netherlands	Common Shares €100.00	Sale and support of software	65

133	Borland BV	Netherlands	Ordinary Shares €5.00	Sale and support of software	65

134	Entco Eastern Holding B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

135	Entco Gatriam Holding B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
136	Entco HoldCo I B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

137	Entco HoldCo II B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

138	Entco HoldCo III B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

139	Entco HoldCo IV B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

140	Entco Holding Berlin B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

141	Entco Holding Hague II B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

142	Entco Sinope Holding B.V.	Netherlands	Ordinary Shares US$100.00	Holding Company	65

143	Entcorp Nederland B.V.	Netherlands	Ordinary Shares €100.00	Sale and support of software	65

144	Micro Focus B.V.	Netherlands	Common Shares €100.00	Sale and support of software	65

145	Micro Focus Caribe Holding B.V. (formerly Entco Caribe B.V.)	Netherlands	Ordinary Shares US$100.00	Sale and support of software	65

146	Micro Focus Eastern Holding II B.V. (formerly Entco Eastern Holding II B.V.)	Netherlands	Ordinary Shares US$100.00	Holding Company	65

147	Micro Focus Enterprise B.V. (formerly Entco Enterprise B.V.)	Netherlands	Ordinary Shares US$100.00	Sale and support of software	65

148	Micro Focus HoldCo B.V. (formerly Entco HoldCo B.V.)	Netherlands	Ordinary Shares US$100.00	Holding Company	65

149	Micro Focus Holding Finance B.V. (formerly Entco Holding Finance B.V.)	Netherlands	Ordinary Shares US$100.00	Holding Company	65

150	Micro Focus Holding Hague B.V. (formerly Entco Holding Hague B.V.)	Netherlands	Ordinary Shares US$100.00	Holding Company	65

151	Micro Focus Holding PR B.V. (formerly Entco Puerto Rico B.V.)	Netherlands	Ordinary Shares US$100.00	Sale and support of software	65

152	Micro Focus International Trade B.V. (formerly Entco International Trade B.V.)	Netherlands	Ordinary Shares US$100.00	Sale and support of software	65

153	Micro Focus Nederland B.V. (formerly Entco Nederland B.V.)	Netherlands	Ordinary Shares US$100.00	Sale and support of software	65

154	Verity Benelux B.V.	Netherlands	Common Shares of €500.00	Sale and support of software	65

155	Micro Focus Software (New Zealand) Unlimited	New Zealand	Ordinary Shares	Sale and support of software	66

156	Micro Focus AS	Norway	Ordinary Shares NOK1,602.00	Sale and support of software	67

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
157	Entcorp Philippines, Inc.	Philippines	Common Stock PHP1.00	Sale and support of software	68

158	Micro Focus Polska sp. z o.o. (formerly Entco Polska sp. z.o.o.)	Poland	Ordinary Shares PLN500.00	Sale and support of software	69

159	Micro Focus S.L. - Sucursal Em Portugal (Branch)	Portugal	Branch	Sale and support of software	70

160	Novell Portugal - Informática Lda	Portugal	Ordinary Shares €14,864.18 Ordinary Shares €99.76	Sale and support of software	71

161	Micro Focus Caribe Holding B.V. LLC Branch (formerly Entco Caribe B.V. LLC )	Puerto Rico	Branch	Sale and support of software	72

162	Micro Focus Holding PR B.V. LLC Branch (formerly Entco Puerto Rico B.V. LLC )	Puerto Rico	Branch	Sale and support of software	73

163	Micro Focus Software Romania SRL (formerly Entco Software Romania SRL)	Romania	Ordinary Shares RON10.00	Sale and support of software	74

164	Limited Liability Company Micro Focus (formerly Limited Liability Company Entco)	Russian Federation	Interest in Capital	Sale and support of software	75

165	Micro Focus LLC	Saudi Arabia	Ordinary Shares SAR50	Sale and support of software	76

166	Autonomy Systems Singapore Pte. Ltd.	Singapore	Ordinary Shares	Sale and support of software	77

167	Borland (Singapore) Pte. Ltd.	Singapore	Ordinary Shares	Sale and support of software	78

168	Entco Software Pte. Ltd.	Singapore	Ordinary Shares	Sale and support of software	77

169	Mercury Interactive (Singapore) Pte Ltd	Singapore	Ordinary Shares	In liquidation	107

170	Micro Focus Pte. Ltd.	Singapore	Ordinary Shares	Sale and support of software	78

171	Micro Focus Software Pte. Ltd.	Singapore	Ordinary Shares	Sale and support of software	77

172	Autonomy Systems Software South Africa Pty Ltd	South Africa	Ordinary Shares ZAR1.00	Sale and support of software	79

173	Micro Focus Software South Africa (Pty) Ltd (formerly Attachmate Group South Africa (Pty) Limited	South Africa	Ordinary Shares ZAR1.00	Sale and support of software	80

174	Micro Focus South Africa (Pty) Ltd	South Africa	Ordinary Shares ZAR1.00	Sale and support of software	80

175	Micro Focus Field Delivery Spain, S.L.U. (formerly Entco Field Delivery Spain, S.L.U.)	Spain	Ordinary Shares €1.00	Sale and support of software	81

176	Micro Focus S.L.U.	Spain	Registered Shares €9.00	Sale and support of software	82

177	Micro Focus Software Spain S.L.U. (formerly Entco Software Spain S.L.U.)	Spain	Ordinary Shares €1.00	Sale and support of software	81

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
178	Serena Software SA	Spain	Ordinary Shares €546.92	Sale and support of software	83

179	Micro Focus AS, Norge, filial i Sverige (Branch)	Sweden	Branch	Sale and support of software	84

180	Micro Focus Sverige AB (formerly Entco Sverige AB)	Sweden	Quota SEK1.00	Sale and support of software	84

181	Micro Focus Enterprise B.V., Amstelveen, Versoix Branch	Switzerland	Branch	Sale and support of software	85

182	Micro Focus GmbH	Switzerland	Quotas CHF100.00	Sale and support of software	86

183	Micro Focus International Suisse Sàrl (formerly Entco International Sàrl )	Switzerland	Ordinary Shares CHF1,000.00	Sale and support of software	85

184	Micro Focus Schweiz GmbH (formerly Entco Schweiz GmbH )	Switzerland	Ordinary Shares CHF100.00	Sale and support of software	86

185	Serena Software GmbH- Swiss Branch	Switzerland	Branch	Sale and support of software	87

186	Trilead GmbH	Switzerland	Ordinary Shares CHF100.00	Sale and support of software	88

187	Interwoven, Inc., Taiwan Branch	Taiwan	Branch	Sale and support of software	89

188	Novell (Taiwan) Co., Ltd.	Taiwan	Ordinary Shares NT$10.00	Sale and support of software	90

189	Micro Focus Enterprise Tunisia SARL	Tunisia	Ordinary Shares TND10.00	Sale and support of software	91

190	Micro Focus Teknoloji Çözümleri Limited Şirketi (formerly Entco Turkey Teknoloji Çözümleri Limited Şirketi)	Turkey	Ordinary Shares TRY25.00	Sale and support of software	92

191	Serena Software Ukraine LLC	Ukraine	Interest in Capital	Sale and support of software	93

192	Entco International SARL-Abu Dhabi - Branch	United Arab Emirates	Branch	Sale and support of software	94

193	Entco International SARL-Jebel Ali Free Zone - Branch	United Arab Emirates	Branch	Sale and support of software	95

194	Entco Software Services Middle East FZ-LLC	United Arab Emirates	Ordinary Shares AED1,000.00	Sale and support of software	96

195	Attachmate Sales UK Limited	United Kingdom	Ordinary Shares £1.00	Sale and support of software	97

196	Autonomy Digital Limited	United Kingdom	Ordinary Shares £1.00	In liquidation	108

197	Autonomy Systems Limited	United Kingdom	Ordinary Shares £1.00	Sale and support of software	98

198	Borland (Holding) UK Ltd	United Kingdom	Ordinary Shares £1.00	Dormant	97

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
199	Borland (UK) Limited	United Kingdom	Ordinary Shares £1.00	Dormant	97

200	Entcorp Marigalante UK Limited	United Kingdom	Ordinary Shares £1.00	Sale and support of software	98

201	Interwoven UK Limited	United Kingdom	Ordinary Shares £1.00	In liquidation	108

202	Longsand Limited	United Kingdom	Ordinary Shares £1.00	Sale and support of software	98

203	Merant Holdings	United Kingdom	Ordinary Shares £1.00	Holding Company	97

204	Meridio Limited	United Kingdom	Ordinary Shares £1.00	In liquidation	109

205	Micro Focus (IP) Holdings Limited	United Kingdom	Ordinary Shares US$1.00	Dormant	97

206	Micro Focus (IP) Ltd	United Kingdom	Ordinary Shares £1.00	Holding Company	97

207	Micro Focus (US) Holdings	United Kingdom	Ordinary Shares US$1.00	Holding Company	97

208	Micro Focus APM Solutions Limited	United Kingdom	Ordinary Shares £1.00	In liquidation	97

209	Micro Focus CHC Limited	United Kingdom	Ordinary Shares US$0.01 Redeemable Preference Shares US$1.00 C Preference Shares US$1.00	Holding Company	97

210	Micro Focus Foreign HoldCo Ltd (formerly Entco Foreign HoldCo Ltd)	United Kingdom	Ordinary Shares £1.00	Holding Company	98

211	Micro Focus Global Limited (formerly Novell U.K. Limited	United Kingdom	Ordinary Shares £1.00	Sale and support of software	97

212	Micro Focus Group Limited	United Kingdom	Ordinary Shares £1.00	Holding Company	97

213	Micro Focus Holdings Unlimited	United Kingdom	Ordinary Shares £0.01	Holding Company	97

214	Micro Focus Integration Holdings Limited	United Kingdom	Ordinary Shares US$1.00	Holding Company	97

215	Micro Focus Integration Limited	United Kingdom	Ordinary Shares US$1.00	Sale and support of software	97

216	Micro Focus IP Development Limited	United Kingdom	Ordinary Shares US$1.00	Development and support of software	97

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
217	Micro Focus Limited	United Kingdom	Ordinary Shares £1.00	Sale and support of software	97

218	Micro Focus MHC Limited	United Kingdom	A Ordinary Shares £0.00001 B Ordinary Shares £0.00001	Holding Company	97

219	Micro Focus Midco Holdings Limited	United Kingdom	Ordinary Shares US$0.01	Holding Company	97

220	Micro Focus Midco Limited	United Kingdom	Ordinary Shares US$0.0001	Holding Company	97

221	Micro Focus Situla Holding Ltd (formerly Entco Situla Holding Ltd)	United Kingdom	Ordinary Shares £1.00	Holding Company	98

222	Micro Focus Software (IP) Holdings Limited	United Kingdom	Ordinary Shares US$0.01 Preferred Shares US$1.00	Holding Company	97

223	Micro Focus Software Holdings Ltd (formerly Novell UK Software Limited)	United Kingdom	Ordinary Shares £1.00	Sale and support of software	97

224	Micro Focus Software UK Ltd (formerly Entcorp UK Ltd )	United Kingdom	Ordinary Shares £1.00	Sale and support of software	98

225	Micro Focus UK Limited	United Kingdom	Ordinary Shares £1.00	Dormant	97

226	NetIQ Limited	United Kingdom	Ordinary Shares £1.00	Dormant	97

227	Ryan McFarland Limited	United Kingdom	Ordinary Shares £1.00	In liquidation	97

228	Serena Holdings	United Kingdom	Ordinary Shares US$1.00	Holding Company	97

229	Serena Software Europe Limited	United Kingdom	Ordinary Shares £1.00	Sale and support of software	97

230	XDB (UK) Limited	United Kingdom	Ordinary Shares £1.00	In liquidation	97

231	ZANTAZ UK Limited	United Kingdom	Ordinary Shares £1.00	In liquidation	108

232	Attachmate Corporation	United States	Common Stock US$0.01	Development and support of software	99

233	Borland Corporation	United States	Common Stock US$0.01	Holding Company	100

234	Borland Software Corporation	United States	Common Stock US$0.01	Development and support of software	100

235	Borland Technology Corporation	United States	Common Stock US$0.01	Dormant	100

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
236	Entco Delaware LLC	United States	Interest in Capital	Sale and support of software	100

237	Entco Holdings, Inc.	United States	Common Stock US$0.01	Holding Company	100

238	Entco Technologies, Inc.	United States	Common Stock US$0.001	Sale and support of software	100

239	Entco, LLC	United States	Interest in Capital	Sale and support of software	100

240	GWAVA Technologies Inc	United States	Common Stock of US$1.00	Sale and support of software	100

241	Interset Software - US, Inc.	United States	Common Stock US$0.0001	Sale and support of software	100

242	MA FinanceCo., LLC	United States	Units	Holding Company	100

243	Marcel Holdings LLC	United States	Limited Liability Company Interest US$1.00	Sale and support of software	101

244	Micro Focus (US) Group, Inc	United States	Common Stock US$0.01	Holding Company	100

245	Micro Focus (US) International Holdings, Inc.	United States	Common Stock US$0.01	Holding Company	100

246	Micro Focus (US), Inc.	United States	Common Stock US$0.01	Development and support of software	100

247	Micro Focus Brazil Holdings LLC (formerly Entco Brazil Holdings LLC)	United States	Interest in Capital	Holding Company	100

248	Micro Focus Government Solutions LLC (formerly Entco Government Solutions LLC)	United States	Interest in Capital	Sale and support of software	100

249	Micro Focus LLC (formerly EntIT Software LLC)	United States	Limited Liability Company Interests	Sale and support of software	100

250	Micro Focus Software Inc.	United States	Voting Common Stock US$0.01 Non-voting Common Stock US$0.01	Development and support of software	100

251	MicroLink LLC	United States	Limited Liability Company Interests	Sale and support of software	102

252	NetIQ Corporation	United States	Common Stock US$0.001	Development and support of software	100

253	Novell Holdings, Inc.	United States	Common Stock US$0.01	Holding Company	100

	Company name	Country of incorporation	Class(es) of shares held[1,2]	Principal activities	Key to Registered office address
	Subsidiaries
254	Novell International Holdings, Inc.	United States	Common Stock US$0.01	Holding Company	100

255	Seattle SpinCo, Inc.	United States	Class A Common Stock US$0.01 Class B Common Stock US$0.01	Holding Company	100

256	Serena Software, Inc.	United States	Common Stock US$0.01	Holding Company	100

257	Spartacus Acquisition Holdings Corp	United States	Common Stock US$0.001	Holding Company	100

258	Stratify, Inc.	United States	Common Stock US$0.001	Sale and support of software	100

259	The Attachmate Group, Inc.	United States	Common Stock US$0.001	Holding Company	100

260	Vertica Systems, LLC	United States	Limited Liability Company Interests	Sale and support of software	100

1 The Group has a 100% equity ownership interest in each of the subsidiary undertakings, with the exception of Novell Japan Ltd, in which it has an 84.24% equity interest.

2. The ultimate parent company is Micro Focus International plc (the “Company”). The Company has a direct interest in Micro Focus Midco Holdings Limited and an indirect interest in all of the other related undertakings. The Company has an effective interest of 100% in all of the related undertakings listed in the table, save as disclosed above.

The financial results of all of the related undertakings listed above are included in the Group’s consolidated financial statements.
None of the related undertakings holds any shares in the Company.

For each of the subsidiaries listed above, the Registered office or, in the case of undertakings other than subsidiaries, the principal place of business is as follows:

Registered office addresses:

Number	Address
1	Level 8, 76 Berry Street, North Sydney, NSW 2060, Australia
2	Donau Centre, Hauptstrasse 4-10, Linz, 4040, Austria
3	Officenter, Luchthavenlaan 27, 1800 Vilvoorde, Belgium
4	EU Parliament, 4th Floor, 37 De Meeussquare, Brussels, 1000, Belgium
5	Rua Joaquim Floriano, 466-12 Ander, Sao Paulo, CEP 04534-002, Brazil
6	Avenida das nações Unidas, nº 12.901, conjunto 2302, sala 72, Itaim Bibi, São Paulo, CEP 04578-000, Brazil
7	Rua Dom Jose de Barros, 177, 3rd Floor, Suite 302, Vila Buarque, Sao Paulo 01038-100, Brazil
8	Estera Corporate Services (BVI) Limited, Jayla Place Wickhams Cay 1, Road Town, Tortola, British Virgin Islands
9	76A James Bourchier Blvd, Lozenetz, Sofia, 1407, Bulgaria
10	1715 Sofia, Mladost district, Business Park Sofia, Building 9, Sophia, Bulgaria
11	200-204 Lambert Street, Whitehorse, Y1A 3T2, Canada
12	250 Howe Street, Suite 1400-C, Vancouver, BC V6C 3S7, Canada
13	Barker House , Suite 600, Fredericton E3B 6Z6, Canada

Number	Address
14	411 Legget Drive, Suite 503, Ottawa ON K2K 3C9, Canada
15	Suite 1700, Park Place, 666 Burrard Street, Vancouver BC V6C 2X8, Canada
16	4300 Bankers Hall West, 888 - 3rd Street S.W., Calgary, Alberta T2P 5C5, Canada
17	1300-1960 Upper Water Street, Halifax, Nova Scotia B3J 3R7, Canada
18	Estera Trust (Cayman) Limited, PO Box 1350, Clifton House, 75 Fort Street, Grand Cayman, KY1-1108, Cayman Islands
19	Unit 601, Block A, Yuanyang International Center, Building 56, Dong Si Huan Zhong Dong Road, Beijing, Chaoyang District, China
20	Floor 2, Building 1, No. 799 Naxian Road, Pilot Free Trade Zone, Shanghai, China
21	8 Guangshun Avenue South, B01, 3F, Building 1, Chaoyang District, ,China,
22	No. 209, Chuangxin Plaza, No. 5 Keyuanyi Road, Jiulongpo District, Chongqing, China
23
14/F, Office 1436, Times Financial Center, 4001 Shennan Avenue, Futian District, Shenzhen, Guangdong, 518046, China or Unit H 1483 - 04, 14th Floor, Times Financial Center, 4001 Shennan Avenue, Fu’An Community, Futian Street, Shenzhen, Futian District, China

24	Room 810, Level 8, International Finance Center, Tower 2, 8 Century Avenue, Pudong, Shangahi 200120, P.R. China
25	Madrid 17-02F Suite, 17/F Ping An International Financial Center, Tower B, No. 3 Xin Yuan South Road, Chao Yang District, Beijing China 100027
26	San José, Cantón Montes de Oca, Distrito San Pedro, cincuenta metros al sur del Restaurante Le Chandelier, Edificio Blanco, Costa Rica
27	Za Brumlovkou 1559/5, Michle, Prague, 140 00, Czech Republic
28	Krizikova 148/34, Karlin, 186 00 Praha 8 Czech Republic
29	Borupvang 3, 2750, Ballerup, Denmark
30	Accountor Turku Oy, Yliopistonkatu 34,5 krs, Turku FI-20100
31	Tour, Atlantique, La Defense 9, 1 Place de la Pyramide, La Defense, Cedex, Paris, 92911, France
32	1 Avenue du Canada, Les Ulis, 91947, France
33	Fraunhoferstrasse 7, Ismaning, 85737, Germany
34	Von-Braun-Strabe 38a, 48683 Ahaus, Germany
35	Herrenberger Str. 140, 71034 Boeblingen, Germany
36	Maxfeldstr. 5, 90409 Nürnberg, Germany
37	Nöerdlicher Zubringer 9-11, 40470 Düsseldorf
38	21st floor, Henley Building, 5 Queen’s Road Central, Hong Kong
39	19th Floor, Cityplaza One, 1111 King’s Road, Taikoo Shing, Hong Kong
40	4th Floor, Laurel Building ‘A” Block, Bagmane Tech Park, Survey no.65/2, C.V.Raman Nagar, Byrasandra Village, KR Pura Hobli, Bangalore South Taluk, Bengaluru-560093, India
41	Laurel, Block D, 65/2, Bagmane Tech Park, C.V. Raman Nagar, Byrasasdraa Post, Bangalore 560093, India
42	4th Floor, Bagmane Tech Park, Olympia Building Survey Nos. 66/1, 66/66-1 & 66/1-3, CV Raman Nagar, Bangalore, 560093, India
43	602 MMTC House C-22 Bandra Kurla Complex Bandra East, Mumbai, MH 400051, India
44	66/1, 6th Floor, Olympia Building, Bagmane Tech Park, Byrasandra, C V Raman Nagar, Bangalore, Karnataka, 560093, India
45	Leela Galleria, 1st Floor, Andheri Kurla Road, Andheri (East), Mumbai - 400059, Maharashtra, India
46	Block A, Ballybrit Business Park, Ballybane Road, Galway, Eircode, NE2 2003, Ireland
47	One Spencer Dock, North Wall Quay, Dublin 1, Ireland
48	Corrig Court, Corrig Road, Sandyford Industrial Estate, Sandyford, Dublin 18, Ireland
49	5 Altalef St., Yahud, Israel
50	Matam Advanced Tech Center, Building 5/1, Haifa, 31 905, Israel
51	Scientific Industries Center, Haifa, 33263, Israel
52	Via Filippo Turati 8, 20121, Milan, Italy
53	Viale Sarca 235, 20126, Milan, Italy

Number	Address
54	Via Santa - Maria alla Porta n.9, 20123, Milan, Italy
55	No. 8 Center Plaza Bldg, 5F, 1-10-16 Horidomecho Nihonbashi, Chuo-ku, Tokyo 103-0012, Japan
56	Midtown Tower 19F, 9-7-1 Akasaka, Minato-ku, Tokyo, 107-6219, Japan
57	Yeoidodong, SK Building, 15F, 31 Gukjegeumyung-ro 8-gil, Yeongdeungpo-gu, Seoul, Korea
58	Gangnam Finance Centre, Level 41, 152 Teheren-ro, Gangnam-gu, Seoul - 06236 Korea
59	20, rue des Peupliers, L-2328 Luxembourg, Luxembourg
60	15, Boulevard F.W. Raiffeisen, L - 2411, Luxembourg
61	Level 11, 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, 50470 59200 Kuala Lumpur, Malaysia
62	Unit 501 Lvl 5 Uptwn 1, 1 Jalan SS2, Selangor Darul Ehsan, Malaysia
63	Av. Periférico Sur 6751, Col. Toluquilla, Municipio Tlaquepaque, Jalisco, CP 45610, Mexico
64	Insurgentes Sur 1898, Pisos 12 y 14, Col. La Florida, Mexico City 1020, Mexico
65	Van Deventerlaan 31-51, 3528 AG Utrecht, The Netherlands
66	Level 8, 188 Quay Street, Auckland, 1010, New Zealand
67	7th Floor, Dronning Eufemias gate 16, 0191 Oslo, Norway
68	2/F Three World Square, Upper Mckinley Road, Taguig City, Philippines
69	Centrum Biurowe Globis, Powstańców Śląskich 7A, 53-332, Wrocław, Poland
70	Centro Empresarial Torres de Lisboa, Rua Tomás da Fonseca, Torre G, 1.º, 1600-209 Lisbon, Portugal
71	Centro Empresarial Torres de Lisboa, Rua Tomás da Fonseca, Torre G, 1600-203 Lisbon, Portugal
72	110 Highway North Km. 28, Bldg. #1, Aguadilla, 00603, Puerto Rico
73	350 Chardon Avenue, Chardon Tower, Suite 801, San Juan, 00918, Puerto Rico
74	2nd District, 3 George Constantinescu Street, BOC Office Building, Bucharest, Romania
75	Leningradskoye shosse 16 A, building 3, floor 10, premise XV, room 16, 125171, Moscow, Russian Federation
76	Maazar Street, Futuro Tower, 3rd Floor, P.O. Box 69171, Riyadh 11547, Saudi Arabia
77	#12-04/06, 1 Harbourfront Place, Harbourfront Tower 1, 098633, Singapore
78	80 Robinson Road #02 - 00, 068898, Singapore
79	PO Box 2238, Florida Hills, 1716, South Africa
80	Morning View Office Park 255 Rivonia Road, Morningside, South Africa
81	Calle José Echegaray 8, Las Rozas de Madrid, 28232 Madrid, Spain
82	Paseo de la Castellana 42, Madrid, 28046, Spain
83	Ronda General Mitre 28-30, Barcelona 08017, Spain
84	Kronborgsgränd 1, 164 46 Kista, Stockholm, Sweden
85	Chemin Jean-Baptiste Vandelle 3A, 1290 Versoix, Switzerland
86	Ueberlandstrasse 1, 8600 Dübendorf, Switzerland
87	Kirchgasse 24, 8001 Zurich, Switzerland
88	Rembach 7, 8852, Altendorf, Switzerland
89	10F.-1 No.66, Jing Mao 2nd Road, Nangang Distric, Taipei City, 115, Taiwan
90	Room B 26/F #216 Tun-Hwa S Road Sec, Taipei ROC 106, Taiwan
91	ZI Chotrana, Technopole El Ghazala, Lot No 45, Ariana, 2088, Tunisia
92	AND Plaza Kozyatağa İçerenköy Mahallesi Umut Sk. 10/12, Kat: 16 34752 Ataşehir/İstanbul, Turkey
93	13 Pimonenko str., building 1, Office 1B/22, Kiev 04050, Ukraine
94	Al Hilal Building, Al Falah Road, Office 318, Abu Dhabi, United Arab Emirates
95	JAFZA One building, Unit No. AB 1005, Jebel Ali Free Zone, Dubai, United Arab Emirates
96	1204 - 1205, Floor 12 Al Shatha Tower, Dubai, United Arab Emirates
97	The Lawn, 22‑30 Old Bath Road, Newbury, Berkshire, United Kingdom, RG14 1QN, England
98	Cain Road, Amen Corner, Bracknell, Berkshire, RG12 1HN, United Kingdom
99	505 Union Ave SE STE120, Olympia, WA 98501, USA
100	The Corporation Trust Company, Corporation Trust Center, 1209 Orange St, Wilmington, New Castle, DE 19801, USA
101	Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle, DE19808, USA
102	4701 Cox Road, Suite 285, Henrico County, Glen Allen VA 23060, United States

Number	Address
103	54 Digeni Akrita, Akritas 2nd Floor, Office 201-202, PC 1061, Nicosia, Cyprus
104	Room 1213A Tower B, Full Link Plaza, No 18 Chaoyangmen Wai Avenue, Chaoyang District, Beijing, China
105	19 Helmy El Masry Street, Almaza, Cairo, Egypt
106	17 Hatidhar St., Raannana, 43665, Israel
107	450 Alexandra Road, Singapore 119960, Singapore
108	Autonomy House, Cambridge Business Park, Cambridge, Cambridgeshire, CB4 0WZ
109	The Innovation Centre, Northern Ireland Science Park, Queen’s Road, Queens Island, Belfast, BT3 9DT